                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Sister Loretto Marie Colwell, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company"), by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                  SISTER LORETTO MARIE COLWELL
                                                  ------------------------------
                                                  Sister Loretto Marie Colwell


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                  JULIA A. SMRHA
                                                  ------------------------------
                                                  Notary Public
My Commission Expires:

      7-8-2000
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, John C. Dicus, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company"), by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2000.

                                                         JOHN C. DICUS
                                                         -----------------------
                                                         John C. Dicus


SUBSCRIBED AND SWORN to before me this 6th day of April, 2000.

                                                         MARY R. FALTER
                                                         -----------------------
                                                         Notary Public
My Commission Expires:

      1-30-2004
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Steven J. Douglass, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company"), by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                         STEVEN J. DOUGLASS
                                                         -----------------------
                                                         Steven J. Douglass


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                         NANCY A. LEWIS
                                                        ------------------------
                                                         Notary Public
My Commission Expires:

      10-16-00
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company"), by these presents do make, constitute and appoint James
R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                        HOWARD R. FRICKE
                                                        ------------------------
                                                        Howard R. Fricke


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                        ANNETTE E. CRIPPS
                                                        ------------------------
                                                        Notary Public
My Commission Expires:

      7/8/2001
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) SS.
COUNTY OF SEDGWICK  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, William W. Hanna, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company"), by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                        WILLIAM W. HANNA
                                                        ------------------------
                                                        William W. Hanna


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                        DOROTHY A. HERR
                                                        ------------------------
                                                        Notary Public
My Commission Expires:

      8-21-2002
---------------------

                                POWER OF ATTORNEY

STATE OF FLORIDA    )
                    ) SS.
COUNTY OF PINELLAS  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company"), by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2000.

                                                        JOHN E. HAYES, JR.
                                                        ------------------------
                                                        John E. Hayes, Jr.


SUBSCRIBED AND SWORN to before me this 4th day of April, 2000.

                                                        DEBORAH K. WEST
                                                       -------------------------
                                                        Notary Public
My Commission Expires:

    July 6, 2002
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A. Robbins, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company"), by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                        KRIS A. ROBBINS
                                                        ------------------------
                                                        Kris A. Robbins


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                        ANNETTE E. CRIPPS
                                                        ------------------------
                                                        Notary Public
My Commission Expires:

      7/8/2001
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Frank C. Sabatini, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company"), by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                        FRANK C. SABATINI
                                                        ------------------------
                                                        Frank C. Sabatini


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                        PATRICIA A. CLARK
                                                        ------------------------
                                                        Notary Public

My Commission Expires:

      3-5-2002
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) SS.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Robert C. Wheeler, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company"), by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                      ROBERT C. WHEELER
                                                      --------------------------
                                                      Robert C. Wheeler


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                      NANCY G. DEBACKER
                                                      --------------------------
                                                      Notary Public
My Commission Expires:

       12/15/03
---------------------